UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

THERALINK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15000 W. 6th Ave., #400

Golden, CO 80401

(Address of principal executive offices)

(888) 585-4923

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 23, 2021, Theralink Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with an investor (the “Investor”) pursuant to which the Investor agreed to purchase convertible notes (“Notes”) and an accompanying warrant (“Warrant”) for an aggregate investment amount of $1,000,000.00. The SPA contains customary representations, warranties, and covenants of the Company and Investor as detailed therein.

The Notes have an aggregate face value of $1,000,000 and each Note bears interest at a rate of 8% per annum (which shall increase to 10% per year upon the occurrence of an “Event of Default” (as defined in the Notes)) and shall mature on November 1, 2026 (the “Maturity Date”). The Notes will be funded in three tranches on November 23, 2021, December 1, 2021 and December 31, 2021. The Notes are convertible into shares of the Company’s common stock at a conversion price equal to $0.00366 per share for any amount of principal and accrued interest remaining outstanding (subject to adjustment as provided therein). The Company may prepay the Notes at any time in an amount equal to 110% of outstanding principal balance and accrued interest.

In connection with the Notes, the Investor was issued a Warrant to purchase an amount of common stock equal to 20% of the shares of common stock issuable upon conversion of the Notes at an exercise price of $0.00366 per share (subject to adjustment as provided therein) until November 1, 2026. The Warrants are exercisable for cash at any time.

The foregoing description of the SPA, the Notes, and the Warrant does not purport to be complete, and is qualified in its entirety by reference to Exhibits 4.1, 4.2, and 10.1 hereto, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Information concerning the Company’s issuance of the Notes as set forth in Item 1.01 above is incorporated herein to this Item 2.03 by this reference.

Item 3.02	Unregistered Sales of Equity Securities

Information concerning the Company’s issuance of the Notes and the Warrant as set forth in Item 1.01 above is incorporated herein to this Item 3.02 by this reference.

The Notes, Warrant and the shares issuable upon the conversion of the Notes or the exercise of the Warrant are not registered under the Securities Act of the 1933, as amended (the “Securities Act”), or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and/or Rule 506 of Regulation D thereunder. In connection with each Investor’s execution of the SPA, each Investor represented to the Company that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the securities being purchased by it are being acquired solely for its own account and for investment purposes and not with a view to the future sale or distribution.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

4.1	Form of Convertible Promissory Note (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2021)
4.2	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2021)
10.1	Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERALINK TECHNOLOGIES, INC.

By:	/s/ Thomas Chilcott
Name:	Thomas Chilcott
Title:	Chief Financial Officer

Date:	November 29, 2021